                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:                  July 6, 2001
                     (Date of the earliest event reported)



                       Home Products International, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                             --------------------
                            (State of Incorporation)

      0-17237                                                36-4147027
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)




         4501 West 47th Street
              Chicago, IL                                      60632
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:        (773) 890-1010

This Form 8-K/A is being filed to include the pro forma financial information omitted from the Current Report on Form 8-K filed on July 18, 2001 by Home Products International, Inc..


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

a)  Financial statement of businesses acquired.
    Not applicable.

b)  Pro forma financial information.

The following unaudited pro forma condensed financial statements reflect adjustments to the historical consolidated balance sheet and statements of operations of Home Products International, Inc. (the "Company") to give effect to the divestiture of its Plastics Inc. product line.

The unaudited pro forma condensed statements of operations for the thirteen-weeks ended March 31, 2001 and for the fifty-three weeks ended December 30, 2000 assume the divestiture was effected as of December 26, 1999.

The unaudited pro forma condensed balance sheet as of March 31, 2001 assumes the divestiture was effected as of March 31, 2001.

The following unaudited pro forma condensed financial statements have been prepared from, and should be read in conjunction with, the Company's historical consolidated financial statements and notes thereto. The following unaudited pro forma condensed statements of operations are not necessarily indicative of the results of operations that would have occurred had the divestiture occurred on December 26, 1999, nor are they necessarily indicative of the future operating results of the Company after the divestiture.

                       Home Products International, Inc.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                     (in thousands, except for share data)






                                             Actual                                         Pro Forma
                                          Fifty-Three                                      Fifty-Three
                                          Weeks Ended                                      Weeks Ended
                                          December 30,        Less          Pro Forma      December 30,
                                              2000         Divestiture     Adjustments         2000
                                          ------------     -----------     -----------     ------------
Net sales............................       $297,048         $39,483         $    -          $257,565
Cost of goods sold...................        235,144          23,142              -           212,002
Special charges, net.................          1,920               -              -             1,920
                                            --------         -------         ------          --------
  Gross profit.......................         59,984          16,341              -            43,643
Operating expenses...................         39,382           7,408              -            31,974
Amortization of intangibles..........          5,350             996              -             4,354
Restructuring and other charges......         10,482               -              -            10,482
Asset impairment charges.............         53,348               -              -            53,348
                                            --------         -------         ------          --------
  Operating loss.....................        (48,578)          7,937              -           (56,515)

Interest expense.....................        (22,363)              -          6,489  (a)      (15,874)
Other income (expense)...............           (467)           (128)             -              (339)
                                            --------         -------         ------          --------
  Loss before income taxes                   (71,408)          7,809          6,489           (72,728)

Income tax (expense) benefit.........           (103)              -              -              (103)
                                            --------         -------         ------          --------

Net loss.............................       $(71,511)        $ 7,809         $6,489          $(72,831)
                                            ========         =======         ======          ========

Net loss per share - Basic...........         ($9.77)                                          ($9.95)

Net loss per share - Diluted.........         ($9.77)                                          ($9.95)

Weighted average common shares
 Outstanding:
   Basic                                       7,323                                            7,323
   Diluted                                     7,323                                            7,323

             See Note 2 for description of pro forma adjustments.

                       Home Products International, Inc.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                     (in thousands, except for share data)





                                               Actual                                            Pro Forma
                                              Thirteen                                           Thirteen
                                                Weeks                                              Weeks
                                                Ended                                              Ended
                                              March 31,         Less            Pro Forma        March 31,
                                                2001         Divestiture       Adjustments         2001
                                              ---------      -----------       -----------       ---------
Net sales................................      $64,126         $7,131            $    -           $56,995
Cost of goods sold.......................       49,918          4,656                 -            45,262
Special charges, net.....................          110            -                   -               110
                                               -------         ------            ------           -------
  Gross profit...........................       14,098          2,475                 -            11,623
Operating expenses.......................        9,299          1,632                 -             7,667
Amortization of intangibles..............          929            249                 -               680
Restructuring and other charges..........        2,483            -                   -             2,483
                                               -------         ------            ------           -------
  Operating profit.......................        1,387            594                 -               793

Interest expense.........................       (5,479)           -               1,595  (a)       (3,884)
Other income (expense)...................           76            -                   -                76
                                               -------         ------            ------           -------
  Loss before income taxes                      (4,016)           594             1,595            (3,015)

Income tax (expense) benefit.............          (67)           -                   -               (67)
                                               -------         ------            ------           -------

Net loss.................................      $(4,083)        $  594            $1,595           $(3,082)
                                               =======         ======            ======           =======

Net loss per share - Basic...............       ($0.55)                                            ($0.41)

Net loss per share - Diluted.............       ($0.55)                                            ($0.41)

Weighted average common shares
 Outstanding:
   Basic                                         7,429                                              7,429
   Diluted                                       7,429                                              7,429

             See Note 2 for description of pro forma adjustments.

                       Home Products International, Inc.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                                 (in thousands)

                                                             Actual                                           Pro Forma
                                                           March 31,         Less          Pro Forma          March 31,
                                                              2001        Divestiture     Adjustments           2001
                                                           ---------      -----------     -----------         --------
Current assets:
   Cash and cash equivalents..........................      $  2,392        $     -         $      -          $  2,392
   Accounts receivable, net...........................        43,590          2,633                -            40,957
   Inventories, net...................................        28,760          4,155                -            24,605
   Prepaid expenses and other current assets..........         3,332            115                -             3,217
                                                            --------        -------         --------          --------
       Total current assets...........................        78,074          6,903                -            71,171
                                                            --------        -------         --------          --------
Property, plant and equipment, net....................        54,995          9,066                -            45,929
Intangibles, net......................................       116,017         36,900                -            79,117
Other assets..........................................        11,916              -             (749) (b)       11,167
                                                            --------        -------         --------          --------
   Total assets.......................................      $261,002        $52,869         $   (749)         $207,384
                                                            ========        =======         ========          ========

Current liabilities:
   Accounts payable...................................      $ 18,987        $ 1,552         $      -          $ 17,435
   Accrued liabilities................................        34,647          2,029            1,555  (c)       34,173
   Current portion of long term debt..................         7,058              -           (6,500) (d)          558
                                                            --------        -------         --------          --------
       Total current liabilities......................        60,692          3,581           (4,945)           52,166
                                                            --------        -------         --------          --------
Long-term obligations.................................       215,764              -          (61,576) (d)      154,188
Other liabilities.....................................         3,070              -                -             3,070
Stockholders' equity (deficit):
   Common stock.......................................            86              -                -                86
   Additional paid-in capital.........................        49,811              -                -            49,811
   Accumulated deficit................................       (61,325)        49,288           65,772  (e)      (44,841)
   Common stock held in treasury......................        (6,528)             -                -            (6,528)
   Deferred compensation..............................          (568)             -                -              (568)
                                                            --------        -------         --------          --------
       Total stockholders' (deficit)..................       (18,524)        49,288           65,772            (2,040)
                                                            --------        -------         --------          --------
   Total liabilities & stockholders' (deficit)........      $261,002        $52,869         $   (749)         $207,384
                                                            ========        =======         ========          ========

             See Note 2 for description of pro forma adjustments.

NOTE 1.  BASIS OF PRESENTATION

The unaudited pro forma condensed financial statements are based on the Company's historical financial statements after giving effect to the adjustments and assumptions described below. The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Ultimate results could differ from those estimates. In the opinion of management, the unaudited pro forma condensed financial statements include all adjustments necessary to present fairly the financial position and results of operations of the Company.

NOTE 2.  PRO FORMA ADJUSTMENTS

The Company estimates that the after-tax gain on the sale of the Plastics Inc. product line would be approximately $16.5 million, including transaction fees and costs incident to the divestiture, based upon an assumed effective date of March 31, 2001. These expenses are reflected in the unaudited pro forma condensed balance sheet as a reduction of retained earnings as of March 31, 2001. These expenses will be recorded in the Company's historical financial statements for the quarter ended September 29, 2001 and are not reflected in the unaudited pro forma condensed statements of operations. The estimate of the gain and charges is based on the information currently available to management.

The unaudited pro forma condensed financial statements reflect the following pro forma adjustments:

     (a) Reflects the reduction of interest expense based upon an assumed December 26, 1999 retirement of debt from the proceeds of the Plastics Inc. product line divestiture.

     (b) Reflects write-off of deferred financing costs relating to the retirement of debt from proceeds of the Plastics Inc. product line divestiture.

     (c) Reflects accruals for costs incident to the Plastics Inc. product line divestiture.

     (d) Reflects the retirement of debt from the proceeds of the divestiture of the Plastics Inc. product line and related agreements, net of transaction costs and other related costs.

     (e) Reflects reversal of consolidating entries partially offset by the impact of the gain on the sale of the Plastics Inc. product line. The $16,484 gain includes the $71,250 purchase price, net of the related transaction costs, accrued legal, accounting and other costs incident to the divestiture and the assets purchased and liabilities assumed by the buyer of Plastics, Inc. product line, A & E Products Group LP.

c)   Exhibits.

     2.1 Asset Purchase and Sale Agreement dated as of June 6, 2001 among Home Products International-North America, Inc., A & E Products Group LP, Tyco Plastics Services AG and Tyco (US) Holdings Inc. (incorporated herein by reference to Exhibit 2.1 of Current Report on Form 8-K filed by Home Products International, Inc. with the Securities and Exchange Commission on July 18, 2001).

     10.1 Third Amendment, dated as of June 29, 2001, to the Amended and Restated Credit Agreement, dated as of September 8, 2001, among Home Products International, Inc., the several banks and other financial institutions or entities from time to time parties thereto, and The Chase Manhattan Bank, as administrative agent (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K filed by Home Products International, Inc. with the Securities and Exchange Commission on July 18, 2001).

     99.1 Press release of Home Products International, Inc. dated July 9, 2001 (incorporated herein by reference to exhibit 99.1 of Current Report on Form 8-K filed by Home Products International, Inc. with the Securities and Exchange Commission on July 18, 2001).

     99.2 Press release of Home Products International, Inc. dated July 11, 2001 (incorporated herein by reference to exhibit 99.2 of Current Report on Form 8-K filed by Home Products International, Inc. with the Securities and Exchange Commission on July 18, 2001).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Home Products International, Inc.
                                               By:  /s/ James E. Winslow
                                                    ----------------------
                                                        James E. Winslow
                                                        Executive Vice President
                                                        And Chief Financial
                                                        Officer

Dated:  July 27, 2001